Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the three months ended March 31, 2015. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2015, which was filed with the U.S. Securities and Exchange Commission on May 5, 2015.

	March 31, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$254,063	$—	$29,148	$283,211
Income and fees receivable	149,405	(74,878)	—	74,527
Due from related parties	67,391	(1,056)	(64,098)	2,237
Deferred income tax assets	3,843	—	811,852	815,695
Other assets, net	186,090	(9,126)	37,225	214,189
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	8,087,919	—	8,087,919
Other assets of Och-Ziff funds	—	198,639	—	198,639
Total Assets	$660,792	$8,201,498	$814,127	$9,676,417

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,822	$—	$701,110	$702,932
Debt obligations	451,187	—	—	451,187
Compensation payable	20,760	—	—	20,760
Other liabilities	92,538	(2,202)	887	91,223
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	5,767,296	—	5,767,296
Securities sold under agreements to repurchase	—	274,250	—	274,250
Other liabilities of Och-Ziff funds	—	42,158	—	42,158
Total Liabilities	566,307	6,081,502	701,997	7,349,806

Redeemable Noncontrolling Interests	—	708,813	—	708,813

Shareholders' Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,547,916	—	(9,530,227)	3,017,689
Appropriated retained deficit	—	(2,321)	—	(2,321)
Retained earnings (accumulated deficit)	(12,456,646)	—	9,133,270	(3,323,376)
Shareholders' equity (deficit) attributable to Class A Shareholders	91,270	(2,321)	(396,957)	(308,008)
Shareholders' equity attributable to noncontrolling interests	3,215	1,413,504	509,087	1,925,806
Total Shareholders' Equity	94,485	1,411,183	112,130	1,617,798
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$660,792	$8,201,498	$814,127	$9,676,417

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Three Months Ended March 31, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$176,490	$(10,547)	$—	$165,943
Incentive income	83,756	(26,646)	—	57,110
Other revenues	445	—	16	461
Income of consolidated Och-Ziff funds	—	109,337	—	109,337
Total Revenues	260,691	72,144	16	332,851

Expenses
Compensation and benefits	69,918	—	—	69,918
Reorganization expenses	4,017	—	—	4,017
Interest expense	5,245	—	—	5,245
General, administrative and other	49,861	—	(26)	49,835
Expenses of consolidated Och-Ziff funds	—	59,888	—	59,888
Total Expenses	129,041	59,888	(26)	188,903

Other Income
Net gains on investments in Och-Ziff funds and joint ventures	340	(223)	—	117
Net gains of consolidated Och-Ziff funds	—	45,885	—	45,885
Total Other Income	340	45,662	—	46,002

Income Before Income Taxes	131,990	57,918	42	189,950
Income taxes	3,751	—	21,409	25,160
Consolidated and Total Comprehensive Net Income (Loss)	$128,239	$57,918	$(21,367)	$164,790

Allocation of Consolidated and Total Comprehensive Net Income (Loss)
Class A Shareholders	$47,238	$—	$(21,367)	$25,871
Noncontrolling interests	81,001	52,352	—	133,353
Redeemable noncontrolling interests	—	5,566	—	5,566
	$128,239	$57,918	$(21,367)	$164,790

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.